                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                  -------------------------------------------


    THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 12, 1998 is among United Rentals, Inc. (the "Company"), United Rentals of Canada, Inc. ("UR Canada"), various financial institutions, various Co-Agents, Bank of America Canada, as Canadian Agent (the "Canadian Agent"), and Bank of America National Trust and Savings Association, as U.S. Agent (the "U.S. Agent"), and amends and restates the Second Amended and Restated Credit Agreement dated as of March 30, 1998 (the "Credit Agreement") among the Company, UR Canada, various financial institutions, various Co-Agents, the Canadian Agent and the U.S. Agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

    WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below;

    NOW, THEREFORE, the parties hereto agree as follows:

    SECTION 1  Covenant Amendments.  Effective upon the occurrence of the
               -------------------
Amendment Effective Date (as defined below), the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.9 below.
                           ------------         ---

     1.1  Addition of Definition.  Section 1.1 is amended by adding the
          ----------------------
following definition of "Cash Flow" in appropriate alphabetical sequence:

          Cash Flow means, as of the last day of any Fiscal Quarter,
          ---------
     Consolidated Net Income for the period of four Fiscal Quarters ending on the last day of such Fiscal Quarter plus, to the extent deducted in
                                         ----
     determining such Consolidated Net Income, Interest Expense, income tax expense, depreciation and amortization for such period, all calculated on a pro forma basis in accordance with Article II of Regulation S-X of the SEC.
     --- -----

     1.2  Amendment to Definition.  The definition of Funded Debt to Cash Flow
          -----------------------
Ratio is amended in its entirety to read as follows:

          Funded Debt to Cash Flow Ratio means, as of the last day of any Fiscal
          ------------------------------
     Quarter, the ratio of (i) Funded Debt as of such day to (ii) Cash Flow as of such day.

     1.3  Amendment to Section 6.1. Section 6.1 is amended by (i) designating
          ------------------------
the existing text thereof, except the last sentence thereof, as subsection (a);
(ii) adding the following subsection (b) immediately before the last sentence of the existing text thereof: "(b) The Company shall reduce the Aggregate Commitment at any time, and in the amount, required by Section
                                                                     -------
10.23."; and (iii) designating the last sentence of the existing text thereof as
-----
subsection (c).

     1.4  Amendment to Section 6.2.1. Section 6.2.1 is amended by adding the
          --------------------------
following sentence immediately before the last sentence of such Section: "In addition, the Company shall make any prepayment required by Section 10.23."
                                                            -------------

     1.5  Amendments to Section 10.6. Section 10.6 is amended by (a) amending
          --------------------------
and restating Sections 10.6.2, 10.6.3, 10.6.4 and 10.6.5 in their entirety to read as set forth below, respectively, and (b) adding the Section 10.6.6 set forth below:

          10.6.2  Maximum Leverage.  Not permit the ratio of (i) Funded Debt to
                  ----------------
     (ii) Funded Debt plus Net Worth to exceed 0.65 to 1.0 at any time.
                      ----

          10.6.3  Minimum Interest Coverage.  Not permit the Interest Coverage
                  --------------------------
     Ratio for any Computation Period to be less than the applicable ratio set forth below:

          COMPUTATION                           INTEREST
          PERIOD ENDING:                      COVERAGE RATIO
          -------------                       --------------

          3/31/98 through 12/31/98            1.50 to 1.0
          3/31/99 through 12/31/99            1.75 to 1.0
          3/31/2000 and thereafter            2.00 to I.O.

          10.6.4  Funded Debt to Cash Flow Ratio.  Not permit the Funded Debt
                  ------------------------------
     to Cash Flow Ratio as of the last day of any Fiscal Quarter to exceed 4.5 to 1.0.

          10.6.5  Senior Debt to Tangible Assets.  Not permit the ratio of (i)
                  ------------------------------
     Senior Debt to (ii) Tangible Assets to exceed 1.0 to 1.0 at any time.

          10.6.6  Senior Debt to Cash Flow Ratio.  Not permit the ratio of (i)
                  ------------------------------
     Senior Debt to (ii) Cash Flow as of the last day of any Fiscal Quarter to exceed 3.0 to 1.0.

     1.6  Section 10.11. Section 10.11 is amended by (i) adding a comma and the
          -------------
words "but excluding any capital stock of or other equity interest in the Company which is part of such consideration" after the term "GAAP" and before the first close parenthesis in clause (c)(3)(i) and (ii) deleting the amount "U.S.$20,000,000" therein and substituting the amount "U.S.$40,000,000" therefor.

     1.7  Addition of Section 10.23. The following Section 10.23 is added in
          -------------------------
appropriate numerical sequence:

          10.23  Asset Sales.  Not later than one Business Day prior to the date
                 -----------
     on which the Company would be required to make, or offer to make, or give any notice of, any prepayment of Subordinated Debt (other than Seller Subordinated Debt) as a result of any sale or other disposition of assets, make a prepayment of the Loans and reduce the Aggregate Commitment by an amount at least equal to the amount which otherwise would be required to be applied to prepay such Subordinated Debt.

     1.8  Amendment to Section 12.1.11. Section 12.1.11 shall be amended by
          ----------------------------
(a) deleting the word "or" after clause (b) thereof and (b) inserting a semi-colon and the following language before the period at the end thereof:

          or (d) any "Change of Control" shall occur under, and as defined in, the indenture for the Company's senior subordinated notes due 2008.

     1.9  Amendment to Section 13.1(d).  Section 13.1(d) is amended in its
          ----------------------------
entirety to read as follows:

          (d) The Banks authorize the U.S. Agent and the Canadian Agent to hold, for and on behalf of the Banks, security in the assets and properties of the Borrowers and their Subsidiaries securing the obligations of the Borrowers and their Subsidiaries under the Loan Documents.

     SECTION 2 Pricing Amendments.  Effective upon the occurrence of the
               ------------------
Restatement Effective Date (as defined below), Schedule 1.1(C) to the Credit Agreement shall be amended in its entirety by substituting the Schedule 1.1(C)
                                                               ---------------
attached hereto therefor (and the pricing set forth in such Schedule shall become effective immediately upon such occurrence based upon the most recent financial statements and compliance certificate delivered by the Company).

     SECTION 3 Representations and Warranties.  Each Borrower represents and
               ------------------------------
warrants to the Agents and the Banks that (a) each of the representations and warranties made by such Borrower in Section 9 of the Credit Agreement (excluding Sections 9.6 and 9.8), as amended and restated hereby (as so amended and restated, the "Restated Credit Agreement"), is true and correct as of the date hereof, with the same effect as if made on such date, (b) the execution and delivery hereof by such Borrower, and the performance by such Borrower of its obligations under the Restated Credit Agreement, (i) are within the powers of such Borrower, (ii) have been duly authorized by all necessary corporate action on the part of such Borrower, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with (A) any provision of law or the certificate of incorporation or by-laws or other organizational documents of such Borrower or (B) any agreement, judgment, injunction, order, decree or other instrument binding upon such Borrower or any of its Subsidiaries, (c) the Restated Credit Agreement is the legal, valid and binding obligation of such Borrower enforceable, against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies and (d) no Event of Default or Unmatured Event of Default has occurred or is continuing.

     SECTION 4 Effectiveness.  The amendments set forth in Section 1 above shall
               -------------                               ---------
become effective on the date (the "Amendment Effective Date") when (a) the U.S. Agent shall have received counterparts hereof executed by the Company, the Required Banks and the U.S. Agent and (b) the Company shall have issued not less than $200,000,000 of Subordinated Debt. The amendments set forth in Section 2
                                                                    ---------
above shall become effective on the date (the "Restatement Effective Date") when
(a) the U.S. Agent shall have received counterparts hereof executed by the Company, UR Canada, all of the Banks and each of the Agents and (b) the Company shall have issued not less than $200,000,000 of Subordinated Debt; it being understood that the Amendment Effective Date may occur prior to the Restatement Effective Date.

     SECTION 5 Miscellaneous.
               -------------

     5.1  Amendment and Restatement.  Upon the Restatement Effective Date, the
          -------------------------
Restated Credit Agreement shall replace the Credit Agreement in its entirety and the Credit Agreement shall be of no further force or effect (except for any provisions thereof which be their terms survive termination thereof). After the Restatement Effective Date, all references in the Loan Documents to "Credit Agreement", "Second Amended and Restated Credit Agreement", "Agreement" or similar terms shall refer to the Restated Credit Agreement.

     5.2  Counterparts.  This agreement may be executed in any number of
          ------------
counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same agreement.

     5.3  Fees.  The Company agrees to pay to the U.S. Agent for the account of
          ----
each U.S. Bank on the Restatement Effective Date a restatement fee in an amount equal to 0.075% of such U.S. Bank's Percentage of the Aggregate Commitment.

     5.4  Expenses.  The Company agrees to pay all reasonable expenses of the
          --------
U.S. Agent, including fees and charges of counsel, in connection with the preparation, execution and delivery of this agreement.

     5.5  Governing Law.  This agreement shall be construed in accordance with
          -------------
and governed by the substantive laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

     5.6  Successors and Assigns.  This agreement shall be binding upon the
          ----------------------
Company, UR Canada, the Banks and the Agents and their respective successors and assigns, and shall inure to the benefit of the Company, UR Canada, the Banks and the Agents and the respective successors and assigns of the Banks and the Agents.

Delivered at Chicago, Illinois, as of the day and year first above written.

                                  UNITED RENTALS, INC.


                                  By____________________________________________
                                    Chief Financial Officer


                                  UNITED RENTALS OF CANADA, INC.


                                  By____________________________________________
                                  Title_________________________________________


                                  BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION, as U.S. Agent


                                  By____________________________________________
                                  Title_________________________________________


                                  BANK OF AMERICA NATIONAL TRUST AND
                                  SAVING ASSOCIATION, as a U.S. Bank, as Issuing Bank and as Swing Line Bank


                                  By____________________________________________
                                  Title_________________________________________


                                  THE BANK OF NEW YORK, as a U.S. Bank


                                  By____________________________________________
                                  Title_________________________________________

                                  CREDIT LYONNAIS NEW YORK BRANCH, as a
                                  U.S. Bank


                                  By____________________________________________
                                  Title_________________________________________


                                  DEUTSCHE BANK AG, New York Branch and/or
                                  Cayman Islands Branch, as a U.S. Bank


                                  By____________________________________________
                                  Title_________________________________________


                                  By____________________________________________
                                  Title_________________________________________


                                  FIRST NATIONAL BANK OF MARYLAND, as a
                                  U.S. Bank


                                  By____________________________________________
                                  Title_________________________________________


                                  SUMMIT BANK, as a U.S. Bank


                                  By____________________________________________
                                  Title_________________________________________


                                  NATIONAL CITY BANK, as a U.S. Bank


                                  By____________________________________________
                                  Title_________________________________________

                                  BANKBOSTON, N.A., as a U.S. Bank


                                  By____________________________________________
                                  Title_________________________________________


                                  COMERICA BANK, as a U.S. Bank


                                  By____________________________________________
                                  Title_________________________________________


                                  FLEET BANK, N.A., as a U.S. Bank


                                  By____________________________________________
                                  Title_________________________________________


                                  HARRIS TRUST AND SAVINGS BANK, as a U.S.
                                  Bank


                                  By____________________________________________
                                  Title_________________________________________


                                  LASALLE NATIONAL BANK, as a U.S. Bank


                                  By____________________________________________
                                  Title_________________________________________


                                  THE BANK OF NOVA SCOTIA, as a U.S. Bank


                                  By____________________________________________
                                  Title_________________________________________

                                  UNION BANK OF CALIFORNIA, N.A., as a U.S.
                                  Bank


                                  By____________________________________________
                                  Title_________________________________________


                                  THE CHASE MANHATTAN BANK, as a U.S. Bank


                                  By____________________________________________
                                  Title_________________________________________


                                  BANK OF AMERICA CANADA, as Canadian Agent


                                  By____________________________________________
                                  Title_________________________________________


                                  BANK OF AMERICA CANADA, as a Canadian Bank


                                  By____________________________________________
                                  Title_________________________________________


                                  CREDIT LYONNAIS CANADA, as a Canadian Bank


                                  By____________________________________________
                                  Title_________________________________________


                                  THE BANK OF NOVA SCOTIA, as a Canadian Bank


                                  By____________________________________________
                                  Title_________________________________________

                                  DEUTSCHE BANK CANADA, as a Canadian Bank


                                  By____________________________________________
                                  Title_________________________________________

                                SCHEDULE 1.1(C)

                               PRICING SCHEDULE

     The Floating Rate Margin, the Fixed Rate Margin, the rate per annum applicable for facility fees and the rate per annum applicable for letter of credit fees for Financial Letters of Credit and Non-Financial Letters of Credit, respectively, shall be determined in accordance with the table below and the other provisions of this Schedule 1.1(C).
                         ---------------

================================================================================
                              LEVEL I   LEVEL II  LEVEL III   LEVEL IV   LEVEL V
--------------------------------------------------------------------------------
Rate for
Facility Fee                  0.3750%   0.3750%     0.3750%    0.3750%   0.3000%
--------------------------------------------------------------------------------
Fixed Rate Margin             1.6250%   1.3750%     1.1250%    1.0000%   0.9500%
--------------------------------------------------------------------------------
Floating Rate Margin               0         0           0          0         0
--------------------------------------------------------------------------------
Rate for
Non-Financial LC Fee          0.6250%   0.5000%    0 .3750%    0.3125%   0.3250%
--------------------------------------------------------------------------------
Rate for
Financial LC Fee              1.6250%   1.3750%     1.1250%    1.0000%   0.9500%
================================================================================

     Level I applies when the Funded Debt to Cash Flow Ratio is equal to or
     -------
greater than 4.0 to 1.0.

     Level II applies when the Funded Debt to Cash Flow Ratio is equal to or
     --------
greater than 3.5 to 1.0 but less than 4.0 to 1.0.

    Level III applies when the Funded Debt to Cash Flow Ratio is equal to or
    ---------
greater than 3.0 to 1.0 but less than 3.5 to 1.0.

    Level IV applies when the Funded Debt to Cash Flow Ratio is equal to or
    --------
greater than 2.5 to 1.0 but less than 3.0 to 1.0.

     Level V applies when the Funded Debt to Cash Flow Ratio is less than 2.5 to
     -------
1.0.

    The applicable Level shall be adjusted, to the extent applicable, 45 days (or, in the case of the last Fiscal Quarter of any Fiscal Year, 90 days) after the end of each Fiscal Quarter based on the Funded Debt to Cash Flow Ratio as of the last day of such Fiscal Quarter; provided that if the Company fails to
                                     --------
deliver the financial statements required by Section 10.1.1 or 10.1.2, as
                                             --------------    ------
applicable, and the related certificate required by Section 10.1.4 by the 45th
                                                    --------------
day (or, if applicable, the 90th day) after any Fiscal Quarter, Level I shall apply until such financial statements are delivered.

                              FIRST AMENDMENT TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                  -------------------------------------------


     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 10, 1998 (this "First Amendment") amends the Third Amended and Restated Credit Agreement dated as of May 12, 1998 (the "Credit Agreement") among United Rentals, Inc. (the "Company"), United Rentals of Canada, Inc., various financial institutions, various Co-Agents, Bank of America Canada, as Canadian Agent, and Bank of America National Trust and Savings Association, as U.S. Agent (the "U.S. Agent"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1 Amendments.  Effective on (and subject to the occurrence of) the
               ----------
Amendment Effective Date (as defined below), the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.5 below.
                           ------------         ---

     1.1  Amendment to Section 1.1, Section 9, Section 10 and Section 12.
          --------------------------------------------------------------
Section 1.1, Section 9, Section 10 and Section 12 are amended and restated in their entirety to read as set forth on Schedule I, Schedule II, Schedule III and
                                       ----------  -----------  ------------
Schedule IV hereto, respectively.
-----------

     1.2  Amendment to Section 13.1 (d).  Section 13. 1 (d) is amended by
          -----------------------------
adding a comma and the words "Collateral Agent" immediately following the reference to "U.S. Agent" therein.

     1.3  Amendment to Section 15.1. Section 15.1 is amended by adding the
          -------------------------
words "or of Parent under the Parent Guaranty" immediately following the reference to "Section 14" therein.

     1.4  Amendment to Section 15.4. Section 15.4 is amended by (a) deleting all
          -------------------------
of the references to "the Company" therein and substituting the word "Parent" therefor and (b) deleting the reference to "the Company's" therein and substituting the word "Parent's" therefor.

     1.5  Amendment to Section 15.6. Section 15.6 is amended by deleting the
          -------------------------
reference to "the Company's auditors" therein and substituting the words "Parent's auditors" therefor.

     SECTION 2 Authorization of Intercreditor Agreement.  The Required Banks
               ----------------------------------------
hereby authorize the U.S. Agent and BofA, in its capacity as Collateral Agent (in such capacity, the "Collateral Agent"), to execute and deliver an Intercreditor Agreement substantially in the form of Exhibit D.
                                                     ---------

     SECTION 3 Representations and Warranties.  The Company represents and
               ------------------------------
warrants to the Agents and the Banks that (a) each of the representations and warranties made by the Borrowers in Section 9 (excluding Sections 9.6 and 9.8) of the Credit Agreement, as amended hereby (as so amended, the "Amended Credit Agreement"), is true and correct as of the date hereof, with the same effect as if made on such date, (b) the execution and delivery hereof by the Borrowers, and the performance by the Borrowers of their respective obligations under the Amended Credit Agreement, (i) are within the powers of each Borrower, (ii) have been duly authorized by all necessary corporate action on the part of each Borrower, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with (A) any provision of law or the certificate of incorporation or by-laws or other organizational documents of either Borrower or (B) any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any of its Subsidiaries, (c) the Amended Credit Agreement is the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies and
(d) no Event of Default or Unmatured Event of Default has occurred or is continuing.

     SECTION 4 Effectiveness.  The amendments set forth in Section 1 above shall
               -------------                               ---------
become effective on the date (the "Amendment Effective Date") when the U.S. Agent shall have received (a) counterparts hereof executed by the Borrowers, the Required Banks and the U.S. Agent, (b) a Restated Company Pledge Agreement, substantially in the form of Exhibit A, signed by the Company and the Collateral
                             ---------
Agent, (c) a Restated U. S. Guaranty, substantially in the form of Exhibit B,
                                                                   ---------
signed by each U. S. Subsidiary of the Company, and (d) a Restated U. S. Security Agreement, substantially in the form of Exhibit D, signed by the
                                                 ---------
Company, each U.S. Subsidiary of the Company and the Collateral Agent.

     SECTION 5 Miscellaneous.
             ---------------

     5.1  Continuing Effectiveness, etc.  As herein amended, the Credit
          ------------------------------
Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement", "Agreement" or similar terms shall refer to the Amended Credit Agreement.

     5.2  Counterparts.  This First Amendment may be executed in any number of
          ------------
counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same agreement.

     5.3  Expenses.  The Company agrees to pay all reasonable expenses of the
          --------
U.S. Agent, including reasonable fees and charges of counsel for the U.S. Agent, in connection with the preparation, execution and delivery of this First Amendment.

     5.4  Governing Law.  This First Amendment shall be construed in accordance
          -------------
with and governed by the substantive laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

     5.5  Successors and Assigns. This First Amendment shall be binding upon the
          ----------------------
Borrowers, the Banks and the Agents and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Banks and the Agents and the respective successors and assigns of the Banks and the Agents.

Delivered at Chicago, Illinois, as of the day and year first above written.

                              UNITED RENTALS, INC.


                              By________________________________________________
                                  Chief Financial Officer



                              UNITED RENTALS OF CANADA, INC.


                              By________________________________________________
                                  Vice President



                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as U.S. Agent


                              By________________________________________________
                              Title_____________________________________________


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVING ASSOCIATION, as a U.S. Bank, as Issuing Bank and as Swing Line Bank


                              By________________________________________________
                              Title_____________________________________________


                              THE BANK OF NEW YORK, as a U.S. Bank


                              By________________________________________________
                              Title_____________________________________________

                                  CREDIT LYONNAIS NEW YORK BRANCH, as a
                                  U.S. Bank


                                  By_________________________________________
                                  Title______________________________________



                                  DEUTSCHE BANK AG, New York Branch and/or
                                  Cayman Islands Branch, as a U.S. Bank


                                  By_________________________________________
                                  Title______________________________________


                                  By_________________________________________
                                  Title______________________________________


                                  FIRST NATIONAL BANK OF MARYLAND, as a
                                  U.S. Bank


                                  By_________________________________________
                                  Title______________________________________


                                  SUMMIT BANK, as a U.S. Bank


                                  By_________________________________________
                                  Title______________________________________


                                  NATIONAL CITY BANK, as a U.S. Bank


                                  By_________________________________________
                                  Title______________________________________

                                    BANKBOSTON, N.A., as a U.S. Bank


                                    By_________________________________________
                                    Title______________________________________


                                    COMERICA BANK, as a U.S. Bank


                                    By_________________________________________
                                    Title______________________________________


                                    FLEET BANK, N.A., as a U.S. Bank


                                    By________________________________________
                                    Title_____________________________________


                                    HARRIS TRUST AND SAVINGS BANK, as a U.S.
                                    Bank


                                    By________________________________________
                                    Title_____________________________________


                                    LASALLE NATIONAL BANK, as a U.S. Bank


                                    By_________________________________________
                                    Title______________________________________


                                    THE BANK OF NOVA SCOTIA, as a U.S. Bank


                                    By_________________________________________
                                    Title______________________________________

                                    UNION BANK OF CALIFORNIA, N.A., as a U.S.
                                    Bank


                                    By_________________________________________
                                    Title______________________________________


                                    THE CHASE MANHATTAN BANK, as a U.S. Bank


                                    By________________________________________
                                    Title_____________________________________

                                  Schedule I
                                  ----------


                                 See attached.

   Definitions.  When used herein the following terms shall have the following
   -----------
meanings (such definitions to be applicable to both the singular and plural forms of such terms):

   Affected Bank means any Bank that has given notice to a Borrower (which has
   -------------
not been rescinded) of (i) any obligation of such Borrower to pay any amount pursuant to Section 7.6 or 8.1 or (ii) the occurrence of any circumstances of
            -----------    ---
the nature described in Section 8.2 or 8.3.
                                ---    ----

   Affiliate of any Person means (i) any other Person which, directly or
   ---------
indirectly, controls or is controlled by or is under common control with such Person and (ii) any officer or director of such Person.

   Agent means each of the Canadian Agent and the U.S. Agent.
   -----

   Agent-Related Persons means either Agent and any successor thereto in such
   ---------------------
capacity hereunder, together with their respective Affiliates (including the Arranger) and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

   Aggregate Canadian Commitment means at any time an amount equal to the lesser
   -----------------------------
of (a) the Aggregate Commitment and (b) a Dollar Equivalent amount of U. S.$40,000,000.

   Aggregate Commitment means at any time an amount equal to the aggregate
   --------------------
amount of the Commitments of all U.S. Banks. The initial amount of the Aggregate Commitment is U.S. $300,000,000.

   Aggregate Outstandings means at any time the sum of (a) the aggregate Dollar
   ----------------------
Equivalent principal amount of all outstanding Loans and (b) the Stated Amount of all Letters of Credit.

   Agreement - see the Preamble.
   ---------           --------

   Arranger means BancAmerica Robertson Stephens, a Delaware corporation.
   --------

   Assignment Agreement - see Section 15.9.1.
   --------------------               ------

   BAC - see the Preamble.
   ---           --------

   BA Rate means, with respect to any BA Rate Loan for any Interest Period, the
   -------
rate of interest per annum as announced by BAC in Toronto, Ontario as its "BA Rate" on the first day of such Interest Period for a period comparable to such Interest Period.

   BA Rate Loan means a Loan to UR Canada that bears interest based on the BA
   ------------
Rate.

     Bank - see the Preamble.  References to the "Banks" shall include the
     ----           --------
Issuing Bank and the Swing Line Bank; for purposes of clarification only, to the extent that BofA (or any successor Issuing Bank or Swing Line Bank) may have any rights or obligations in addition to those of the other Banks due to its status as Issuing Bank or Swing Line Bank, its status as such will be specifically referenced.

     Bank Act Security means assignments of inventory and proceeds by UR Canada
     -----------------
to and in favour of each Canadian Bank creating a first fixed charge on such assets pursuant to Section 427 of the Bank Act (Canada), together with all documents related or ancillary thereto.

     Base Rate means at any time the greater of (a) the Federal Funds Rate plus
     ---------
0.5% and (b) the Reference Rate.

     Base Rate Loan means any Loan to the Company which bears interest at or by
     ---------
reference to the Base Rate.

     BofA - see the Preamble.
     ----           --------

     Borrower means each of the Company and UR Canada.
     --------

     Business Day means any day on which BofA is open for commercial banking
     ------------
business in Chicago, New York and San Francisco (and, in the case of payments and disbursements in Canadian Dollars, on which BAC is open for commercial banking business in Toronto) and, in the case of a Business Day which relates to a Eurodollar Loan, on which dealings are carried on in the applicable offshore U.S. Dollar or Canadian Dollar interbank market.

     Canadian Agent means BAC in its capacity as agent for the Canadian Banks
     --------------
hereunder and any successor thereto in such capacity.

     Canadian Bank means each Bank listed on Schedule 1.1(B) and its permitted
     -------------                           ---------------
successors and assigns. Each Canadian Bank shall be either (i) a U.S. Bank or
(ii) an Affiliate of a U.S. Bank which has been designated to be a Canadian Bank hereunder by such U.S. Bank.

     Canadian Cost of Funds Rate means, for any day, a rate per annum equal to
     ---------------------------
the cost of funds of the Canadian Agent as established by the Canadian Agent based on its customary practice.

     Canadian Dollar and Cdn.$ mean lawful money of Canada.
     ---------------     -----

     Canadian Guaranty means a guaranty issued by a Subsidiary of UR Canada
     -----------------
substantially in the form of Exhibit I hereto.
                             ---------

     Canadian Loan - see Section 2.1.2.
     -------------       -------------

    Canadian Participation Funding Notice means a written notice from any Bank
    --------------------------------------
(including any Canadian Bank) informing the U.S. Agent that an Event of Default has occurred and is continuing and directing the U. S. Agent to notify all Banks thereof and to notify all Non-Canadian Banks to fund their participations in the Canadian Loans as provided in Section 2.3.4.
                              -------------

    Canadian Percentage means, with respect to any Canadian Bank, the percentage
    -------------------
specified opposite such Canadian Bank's name on Schedule 1.1 (B), reduced (or
                                                ------------
increased) by assignments pursuant to Section 15.9.1.
                                      --------------

    Canadian Security Agreement means a security agreement issued by UR Canada
    ---------------------------
or a Subsidiary thereof substantially in the form of Exhibit J hereto.
                                                     ---------

    Canadian Subsidiary means any Subsidiary of the Company which is organized
    -------------------
under the federal or provincial laws of Canada and which carries on its business primarily in Canada.

    Capital Lease means, with respect to any Person, any lease of (or other
    -------------
agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

    Cash Equivalent Investment means, at any time, (a) any evidence of Debt,
    --------------------------
maturing not more than one year after such time, issued or guaranteed by the United States Government or any agency thereof, (b) commercial paper, maturing not more than one year from the date of issue, or corporate demand notes, in each case (unless issued by a "Lender" under and as defined in the Term Loan Agreement or a Bank or its holding company) for such a "Lender" or a Bank (any such Person a "Permitted Bank") rated at least A-1 by Standard & Poor's Ratings Group or P-1 by Moody's Investors Service, Inc., (c) any certificate of deposit (or time deposits represented by such certificates of deposit) or bankers acceptance, maturing not more than one year after such time, or overnight Federal Funds transactions that are issued or sold by any Permitted Bank or a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than U.S.$500,000,000, (d) any repurchase agreement entered into with any Permitted Bank (or other commercial banking institution of the stature referred to in clause (c)) which (i) is secured by a fully perfected security interest in any
----------
obligation of the type described in any of clauses (a) through (c) and (ii) has
                                           -----------         ---
a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Permitted Bank (or other commercial banking institution) thereunder and (e) investments in short-term asset management accounts offered by any Permitted Bank for the purpose of investing in loans to any corporation (other than Parent or an Affiliate of Parent), state or municipality, in each case organized under the laws of any state of the United States or of the District of Columbia.

    Cash Flow means, as of the last day of any Fiscal Quarter, Consolidated Net
    ---------
Income for the period of four Fiscal Quarters ending on the last day of such Fiscal Quarter @us, to the extent deducted in determining such Consolidated Net Income, Interest Expense, income tax expense, depreciation and amortization for such period, all calculated on a pro forma
                                                                   ---------
basis in accordance with Article II of Regulation S-X of the SEC.

     Code means the Internal Revenue Code of 1986.
     ----

     Collateral Agent means BofA in its capacity as Collateral Agent under the
     ----------------
Intercreditor Agreement and any successor thereto in such capacity.

     Collateral Documents means the Company Pledge Agreement, each Subsidiary
     --------------------
Pledge Agreement, the U.S. Security Agreement, each Canadian Security Agreement, the Bank Act Security and any other agreement pursuant to which the Company or any Subsidiary grants a Lien on collateral to the Collateral Agent, either Agent or any Bank for the benefit of the Banks.

     Commitment means (a) as to any U.S. Bank, the obligation of such U.S. Bank
     ----------
to make U.S. Loans, and to issue or participate in Letters of Credit, hereunder; and (b) as to any Canadian Bank, the obligation of such Canadian Bank to make Canadian Loans hereunder. The amount of the Commitment of each Bank is set forth on Schedule 1.1(A) and/or 1.1(B), as applicable.
         ---------------        ------

     Company - see the Preamble.
     -------           --------

     Company Pledge Agreement means the Restated Company Pledge Agreement dated
     ------------------------
as of July 10, 1998 between the Company and the Collateral Agent, substantially in the form of Exhibit A to the First Amendment to this Agreement.

     Computation Date means the last Business Day of each calendar month, each
     ----------------
date on which UR Canada borrows, converts or continues any Canadian Loan hereunder and each date on which the Dollar Equivalent principal amount of a Canadian Loan of an Affected Bank is required to be determined under Section
                                                                     -------
8.3.
---

     Computation Period means each of the following periods: (i) the Fiscal
     ------------------
Quarter ended March 31, 1998; (ii) the period of two Fiscal Quarters ended June 30, 1998; (iii) the period of three Fiscal Quarters ending September 30, 1998; and (iv) each period of four Fiscal Quarters ending on the last day of a Fiscal Quarter on or after December 31, 1998.

     Consolidated Net Income means, with respect to Parent and its Subsidiaries
     -----------------------
for any period, the net income (or loss) of Parent and its Subsidiaries for such period, excluding any extraordinary gains during such period.
        ---------

     Contingent Payment means any payment that has been (or is required to be)
     ------------------
made under any of the following circumstances:

          (a) such payment is required to be made by the Company or any Subsidiary in connection with the purchase of any asset or business, where the obligation of the Company or the applicable Subsidiary to make such payment (or the amount thereof is contingent upon the financial or other performance of such asset or business on an ongoing basis (e.g., based on revenues or similar measures of performance);

          (b) such payment is required to be made by the Company or any Subsidiary in connection with the achievement of any particular business goal (excluding employee compensation and bonuses in the ordinary course of business);

          (c) such payment is required to be made by the Company or any Subsidiary under circumstances similar to those described in clause (a) or
                                                                  ----------
     (b) or provides substantially the same economic incentive as would a
     ---
     payment described in clause (a) or (b); or
                          ----------    ----

          (d) such payment is required to be made by the Company or any Subsidiary in connection with the purchase of any real estate, where the obligation to make such payment is contingent on any event or condition (other than customary closing conditions for a purchase of real estate).

     Controlled Group means all members of a controlled group of corporations
     ----------------
and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which together with Parent, are treated as a single employer under Section 414 of the Code or Section 4001 of ERISA.

     Debt of any Person means, without duplication, (a) all indebtedness of such
     ----
Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all obligations of such Person as lessee under Capital Leases which have been or should be recorded as liabilities on a balance sheet of such Person, (c) all obligations of such Person to pay the deferred purchase price of property or services (including Contingent Payments and Holdbacks but excluding trade accounts payable in the ordinary course of business), (d) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such indebtedness, the amount of the Debt of such Person in connection therewith shall be limited to the lesser of the face amount of such indebtedness or the fair market value of all property of such Person securing such indebtedness), (e) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and banker's acceptances issued for the account or upon the application of such Person (including the Letters of Credit), (f) net liabilities of such Person under all Hedging, Obligations and (g) all Suretyship Liabilities of such Person.

     Dollar Equivalent means, at any time, (a) as to any amount denominated in
     -----------------
U. S. Dollars, the amount thereof at such time, and (b) as to any amount denominated in Canadian Dollars, the equivalent amount in U.S. Dollars as determined by the U.S. Agent at such time on the basis of the Spot Rate for the purchase of U.S. Dollars with Canadian Dollars on the most recent Computation Date or such other date as is specified herein.

     Effective Date - see Section 11.1.
     --------------       -------------

     Environmental Claims means all claims, however asserted, by any
     --------------------
governmental, regulatory or judicial authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

     Environmental Laws means all federal, state, provincial or local laws,
     ------------------
statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authority, in each case relating to environmental, health, safety and land use matters.

     ERISA means the Employee Retirement Income Security Act of 1974.
     -----

     Eurodollar Loan means any Loan which bears interest at a rate determined by
     ---------------
reference to the Eurodollar Rate.

     Eurodollar Office means, with respect to any Bank, the office or offices of
     -----------------
such Bank which shall be making or maintaining the Eurodollar Loans of such Bank hereunder or such other office or offices through which such Bank determines its Eurodollar Rate. A Eurodollar Office of any Bank may be, at the option of such Bank, either a domestic or foreign office.

     Eurodollar Rate means, with respect to any Eurodollar Loan for any Interest
     ---------------
Period, the rate of interest per annum (rounded upward, if necessary, to the next 1/16th of 1%) determined by the applicable Agent as follows:

          (a)  In the case of Eurodollar Loans to the Company:

          Eurodollar Rate =                 IBOR
                                            ----
                           1.00 - Eurodollar Reserve Percentage

     where,

               Eurodollar Reserve Percentage means, for any day for any
               -----------------------------
          Interest Period, a percentage (expressed as a decimal, rounded upward, if necessary, to an integral multiple of 1/100th of 1%) in effect on such day under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

               IBOR means the rate per annum at which deposits in U.S. Dollars
               ----
          in immediately available funds are offered by the Eurodollar Office of BofA two Business Days prior to the beginning of such Interest Period to major banks in the interbank eurodollar market as at or about 10: 00 a.m., Chicago time, for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount equal or comparable to the amount of the Eurodollar Loan of BofA for such Interest Period.

          (b) In the case of Eurodollar Loans to UR Canada:

          Eurodollar Rate =                Canadian IBOR
                                           -------------
                            1.00 - Canadian Eurodollar Reserve Percentage
     where,
               Canadian Eurodollar Reserve Percentage means for any day for any
               --------------------------------------
          Interest Period, a percentage (expressed as a decimal, rounded upward, if necessary, to an integral multiple of 1/100th of 1%) in effect on such day under regulations issued from time to time by the Bank of Canada or any other relevant governmental authority in Canada for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding, and

               Canadian IBOR means the rate per annum at which deposits in
               -------------
          Canadian Dollars in immediately available funds are offered by the Eurodollar Office of BAC two Business Days prior to the first day of such Interest Period to major banks in the interbank eurodollar market as at or about 10:00 A.M., Chicago time, for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount equal or comparable to the amount of the Eurodollar Loan of BAC for such Interest Period.

     Event of Default means any of the events described in Section 12.1.
     ----------------                                      ------------

     Existing Agreement - see the Recitals.
     ------------------           --------

     Federal Funds Rate means, for any day, the rate set forth in the weekly
     ------------------
statistical release designated as H. 15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor publication, "H. 15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate IS not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the U. S. Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the U.S. Agent.

     Financial Letter of Credit means any Letter of Credit determined by the
     --------------------------
U.S. Agent to be a "financial guaranty-type Standby Letter of Credit" as defined in footnote 13 to Appendix A to the

Risk Based Capital Guidelines issued by the Comptroller of the Currency (or in any successor regulation, guideline or ruling by any applicable banking regulatory authority).

     Fiscal Quarter means a fiscal quarter of a Fiscal Year.
     --------------

     Fiscal Year means the fiscal year of Parent and its Subsidiaries, which
     -----------
period shall be the 12 month period ending on December 31 of each year. References to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year 1997") refer to the Fiscal Year ending on December 31 of such calendar year.

     Fixed Rate Loan means a Eurodollar Loan or a BA Rate Loan.
     ---------------

     Fixed Rate Margin - see Schedule 1.1(C).
     -----------------       ---------------

     Floating Rate Margin - see Schedule 1.1(C).
     --------------------       ---------------

     Foreign Subsidiary means each Subsidiary of the Company which is organized
     ------------------
under the laws of any jurisdiction other than, and which is conducting the majority of its business outside of, the United States or any state thereof.

     FRB means the Board of Governors of the Federal Reserve System, and any
     ---
governmental authority succeeding to any of its principal functions.

     Funded Debt means all Debt of Parent and its Subsidiaries, excluding (i)
     -----------
contingent obligations in respect of undrawn letters of credit and Suretyship Liabilities (except to the extent constituting contingent obligations or Suretyship Liabilities in respect of Funded Debt of a Person other than Parent or any Subsidiary), (ii) Hedging Obligations, (iii) Debt of the Company to Subsidiaries and Debt of Subsidiaries to the Company or to other Subsidiaries and (iv) Debt (including guaranties thereof) in respect of the QuIPS Debentures and the QuIPS Preferred Securities.

     Funded Debt to Cash Flow Ratio means, as of the last day of any Fiscal
     ------------------------------
Quarter, the ratio of (i) Funded Debt as of such day to (ii) Cash Flow as of such day.

     GAAP means generally accepted accounting principles set forth from time to
     ----
time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

     Group of Loans means Loans of the same type made by the U.S. Banks or the
     --------------
Canadian Banks, as the case may be, to the same Borrower which have the same Interest Period.

     Guaranty means each Canadian Guaranty and the U.S. Guaranty.
     --------

     Hedging Obligations means, with respect to any Person, all liabilities of
     -------------------
such Person under interest rate, currency and commodity swap agreements, cap agreements and collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates, currency exchange rates or commodity prices.

     Holdback means an unsecured, non-interest-bearing obligation of the Company
     --------
or any Subsidiary to pay a portion of the purchase price for any purchase or other acquisition permitted hereunder which matures within nine months of the date of such purchase or other acquisition.

     Immaterial Law means any provision of any Environmental Law the violation
     --------------
of which will not (a) violate any judgment, decree or order which is binding upon Parent or any Subsidiary, (b) result in or threaten any injury to public health or the environment or any material damage to the property of any Person or (c) result in any liability or expense (other than any de minimis liability
                                                          ----------
or expense) for Parent or any Subsidiary; provided that no provision of any Environmental Law shall be an Immaterial Law if the U.S. Agent has notified the Company that the Required Banks have determined in good faith that such provision is material.

     Interest Coverage Ratio means the ratio of (a) Consolidated Net Income
     -----------------------
before deducting Interest Expense, income tax expense and Rentals for any Computation Period to (b) Interest Expense plus Rentals for such Computation
                                           ----
Period.

     Interest Expense means for any period the consolidated interest expense of
     ----------------
Parent and its Subsidiaries for such period (including, without duplication, interest paid on the QuIPS Debentures, distributions on (but not redemptions of) the QuIPS Preferred Securities, imputed interest on Capital Leases and any interest which is capitalized but excluding amortization of deferred financing costs).

     Interest Period means, (a) as to any Eurodollar Loan, the period commencing
     ---------------
on the date such Loan is borrowed or continued as, or converted into, a Eurodollar Loan and ending on the date one, two, three or six months thereafter as selected by the applicable Borrower pursuant to Section 2.2 or 2.3, as the
                                                   -----------    ---
case may be; and (b) as to any BA Rate Loan, the period commencing on the date on which such Loan is borrowed or continued as, or converted into, a BA Rate Loan and ending on the date 30, 60 or 90 days thereafter, as selected by UR Canada pursuant to Section 2.3; provided that:
                   -----------  --------

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless, in the case of a Eurodollar Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (ii) any Interest Period for a Eurodollar Loan that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such

          Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period; and

               (iii) neither Borrower may select any Interest Period for any Loan which would extend beyond the scheduled Termination Date.

    Investment means, relative to any Person, (a) any loan or advance made by
    ----------
such Person to any other Person (excluding any commission, travel or similar advances made to directors, officers and employees of Parent or any of its Subsidiaries), (b) any Suretyship Liability of such Person, (c) any ownership or similar interest held by such Person in any other Person and (d) deposits and the like relating to prospective acquisitions of businesses (excluding deposits placed in escrow pursuant to bona fide arrangements that provide for the return of such deposits to the Company or the applicable Subsidiary in the event that the related transaction is not consummated for any reason by a date certain).

    Issuing Bank means BofA in its capacity as issuer of one or more Letters of
    ------------
Credit hereunder, together with any replacement letter of credit issuer under
Section 13.9.
------------

    L/C Application means, with respect to any request for the issuance of a
    ---------------
Letter of Credit, a letter of credit application in the form being used by the Issuing Bank at the time of such request for the type of letter of credit requested.

    Letter of Credit - see Section 2.1.3.
    ----------------       -------------

    Lien means, with respect to any Person, any interest granted by such Person
    ----
in any real or personal property, asset or other right owned or being purchased or acquired by such Person which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, charge, hypothecation or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

    Loan Documents means this Agreement, the Notes, each Guaranty, the L/C
    --------------
Applications, the Collateral Documents and, after the Restructuring, the Parent Guaranty.

    Loan Party means each Borrower, each Subsidiary which is a party to any Loan
    ----------
Document and, after the Restructuring, Parent.

    Loans means U.S. Loans, Canadian Loans and Swing Line Loans.
    -----
    Margin Stock means any "margin stock" as defined in Regulation U of the FRB.
    ------------

    Material Adverse Effect means (a) a material adverse change in, or a
    -----------------------
material adverse effect upon, the financial condition, operations, assets, business, properties or prospects of Parent, and its Subsidiaries taken as a whole, or (b) a material adverse effect upon any substantial portion of the collateral under the Collateral Documents or upon the legality, validity, binding effect or enforceability against Parent, the Company or any Subsidiary of the Company of any Loan Document.

    Multiemployer Pension Plan means a multiemployer plan, as such term is
    --------------------------
defined in Section 4001(a)(3) of ERISA, and to which Parent or any member of the Controlled Group may have any liability.

    Net Worth means the sum of (a) Parent's consolidated stockholders' equity
    ---------
(including preferred stock accounts) plus (b) to the extent, if any, not included in such stockholders' equity, the outstanding amount of the QuIPS Preferred Securities.

    Non-Canadian Bank means a U.S. Bank which is not, and has not designated an
    -----------------
Affiliate as, a Canadian Bank.

    Non-Financial Letter of Credit means any Letter of Credit other than a
    ------------------------------
Financial Letter of Credit.

    Note - see Section 3. 1.
    ----       ------------

    PBGC means the Pension Benefit Guaranty Corporation and any entity
    ----
succeeding to any or all of its functions under ERISA.

    Parent means (a) prior to the Restructuring, the Company, and (b)
    ------
thereafter, the holding company of which the Company becomes a direct wholly-owned Subsidiary as a result of the Restructuring.

    Parent Guaranty - see Section 10.14.
    ---------------       -------------

    Pension Plan means a "pension plan", as such term is defined in Section 3(2)
    ------------
of ERISA, which is subject to Title IV of ERISA (other than a Multiemployer Pension Plan), and to which Parent or any member of the Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

    Percentage means, with respect to any U.S. Bank, the percentage specified
    ----------
opposite such U.S. Bank's name on Schedule 1.1(A), reduced (or increased) by
                                  ----------------
assignments pursuant to Section 15.9.1.
                        --------------

    Person means any natural person, corporation, partnership, trust, limited
    ------
liability company, association, governmental authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

    Prime Rate means, for any day, the per annum rate of interest in effect for
    ----------
such day as publicly announced from time to time by BAC in Toronto, Ontario as its "prime rate." (The "prime rate" is a rate set by BAC based upon various factors including BAC's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the prime rate announced by BAC shall take effect at the opening of business on the day specified in the public announcement of such change.

    Prime Rate Loan means a Canadian Loan that bears interest based on the
    ---------------
Prime Rate.

    QuIPS Debentures means convertible subordinated debentures issued by Parent
    ----------------
to a QuIPS Trust relating to QuIPS Preferred Securities substantially on the terms set forth in the QuIPS Term Sheet.

    QuIPS Preferred Securities means convertible trust originated preferred
    --------------------------
securities issued by a QuIPS Trust substantially on the terms set forth in the QuIPS Term Sheet.

    QuIPS Term Sheet means the Indicative Term Sheet for the proposed quarterly
    ----------------
income preferred securities to be issued by the QuIPS Trust delivered to the Lenders on July 2, 1998.

    QuIPS Trust means a special purpose Delaware business trust established by
    -----------
Parent, of which Parent holds all the common securities, which is to issue QuIPS Preferred Securities, and which is to lend to Parent (such loan to be evidenced by QuIPS Debentures) the net proceeds of issuance and sale of such QuIPS Preferred Securities.

    Reference Rate means, for any day, the rate of interest in effect for such
    --------------
day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors, including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

    Rentals means the aggregate fixed amounts payable by Parent or any
    -------
Subsidiary under any lease of (or other agreement conveying the right to use) any real or personal property by Parent or any Subsidiary, as lessee, other than
(i) any Capital Lease or (ii) any lease with a remaining term of six months or less which is not renewable solely at the option of the lessee.

    Required Banks means U.S. Banks having Percentages aggregating 66-2/3% or
    --------
more; provided that if and so long as any Bank falls to fund its participation
      --------
in any Canadian Loan, Letter of Credit or Swing Line Loan when required by
Section 2.3.4, 2.4.5 or 2.5.3, as the case may be, such Bank's Percentage shall
-------------  -----    -----
be deemed for purposes of this definition to be reduced by the percentage which the defaulted amount constitutes of such Bank's Percentage, and the Percentage of each Canadian Bank (to the extent of its Canadian Percentage of the defaulted amount), the Issuing Bank or the Swing Line Bank, as applicable, shall be deemed for purposes of this definition to be increased by such percentage.

    Restructuring means a transaction effected to create a holding company of
    -------------
the Company, pursuant to which the Company becomes a direct wholly-owned Subsidiary of such holding company, and as a result of which the holders of capital stock of such holding company are, upon consummation of such transaction, substantially the same as the holders of the common stock of the Company immediately prior to such transaction.

    SEC means the Securities and Exchange Commission.
    ---

    Seller Subordinated Debt means unsecured indebtedness of the Company that:
    ------------------------

          (a) is subordinated, substantially upon the terms set forth in Exhibit
                                                                         -------
     G or other terms that are more favorable to the Agents and the Banks, in
     -
     right of payment to the payment in full in cash of the Loans and all other amounts owed under the Loan Documents (whether or not matured or due and payable), including amounts required to provide cash collateral for the Letters of Credit; and

          (b) represents all or part of the purchase price payable by the Company in connection with a transaction described in Section 10.11(c).
                                                           ----------------

     Senior Debt means all Funded Debt of Parent and its Subsidiaries other than
     -----------
Subordinated Debt.

     Senior Subordinated Indenture means the Indenture dated as of May 22, 1998
     -----------------------------
among the Company, various Subsidiaries of the Company and State Street Bank and Trust Company, as Trustee.

     Spot Rate for a currency means the rate quoted by BofA as the spot rate for
     ---------
the purchase by BofA of such currency with another currency in accordance with its customary procedures at approximately 10:00 a.m. (Chicago time) on the date on which the foreign exchange computation is made.

     Stated Amount means, with respect to any Letter of Credit at any date of
     -------------
determination, the maximum aggregate amount available for drawing thereunder at any time during the then ensuing term of such Letter of Credit under any and all circumstances, plus the aggregate amount of all unreimbursed payments and disbursements under such Letter of Credit.

     Subordinated Debt means (i) the $200,000,000 of unsecured senior
     -----------------
subordinated notes issued pursuant to the Senior Subordinated Indenture and the unsecured subordinated guarantees thereof provided for in the Senior Subordinated Indenture, (ii) Seller Subordinated Debt and (iii) any other unsecured indebtedness of the Company which (x) is owed to Persons other than officers, employees, directors or Affiliates of the Company, (y) has no amortization prior to December 31, 2001 and (z) has subordination terms and covenants approved by the Required Banks, the approval of which shall not be unreasonably withheld.

     Subsidiary means, with respect to any Person, a corporation, limited
     ----------
liability company, partnership or other entity of which such Person and/or its other Subsidiaries own, directly or indirectly, more than 50% of the voting stock, membership interests or similar equity interests. Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of Parent.

     Subsidiary Pledge Agreement means each pledge agreement substantially in
     ---------------------------
the form of Exhibit F (or such other form as is acceptable to the Collateral
            ---------
Agent or U.S. Agent, as applicable) issued by any Subsidiary, whether pursuant to Section 11.1.7 or Section 10.14.
   --------------            -----

     Suretyship Liability means, with respect to any Person, any liability of
     --------------------
such Person with respect to any agreement, undertaking or arrangement by which such Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any indebtedness, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation in respect of any Suretyship Liability shall (subject to any limitation set forth therein) be deemed to be the principal amount of the debt, obligation or other liability supported thereby.

     Swing Line Bank means BofA in its capacity as swing, line lender hereunder,
     ---------------
together with any replacement swing line lender arising, under Section 13.9.
                                                               ------------

     Swing Line Loan - see Section 2.5.1.
     ---------------       -------------

     Tangible Assets means at any time all assets of Parent and its
     ---------------
Subsidiaries excluding all Intangible Assets.  For purposes of the foregoing,
             ---------
"Intangible Assets" means goodwill, patents, trade names, trademarks,
 -----------------
copyrights, franchises, experimental expense, organization expense and any other assets that are properly classified as intangible assets in accordance with GAAP.

     Term Loan Agreement means the Term Loan Agreement dated as of July 10, 1998
     -------------------
among the Company, various financial institutions and BofA, as agent.

     Termination Date means the earlier to occur of (a) March 30, 2001, or such
     ----------------
later date to which the Termination Date may be extended at the request of the Company and with the consent of each Bank or (b) such other date on which the Commitments shall terminate pursuant to Section 6 or 12.
                                        ---------    --

     Type of Loan or Borrowing refers to the interest rate basis for a loan or
     -------------------------
borrowing. The "types" of U.S. Loans or borrowings are Base Rate Loans or borrowings and Eurodollar Loans or borrowings. The "types" of Canadian Loans or borrowings are Prime Rate Loans or borrowings, BA Rate Loans or borrowings and Eurodollar Loans or borrowings.

     Unmatured Event of Default means any event that, if it continues uncured,
     --------------------------
will, with lapse of time or notice or both, constitute an Event of Default.

     UR Canada - see the Preamble.
     ---------           --------

     U.S. Agent means BofA in its capacity as agent for the Banks hereunder and
     ----------
any successor thereto in such capacity.

     U.S. Bank means each Bank listed on Schedule 1.1(A) and its permitted
     ---------                           ---------------
successors and assigns.

     U.S. Dollar and the sign "U.S.$" mean lawful money of the United States of
     -----------
America.

     U.S. Guaranty means the Restated U.S. Guaranty dated as of July 10, 1998
     -------------
executed by various Subsidiaries of the Company, substantially in the form of Exhibit B to the First Amendment to this Agreement.

     U.S. Loan - see Section 2.1.1.
     ----------      -------------

     USR Merger Agreement means the Agreement and Plan of Merger among U.S.
     ---------------------
Rentals, Inc., the Company and UR Acquisition Corporation dated as of June 15, 1998, as the same may be amended pursuant to its terms.

     U.S. Security Agreement means the Restated U.S. Security Agreement dated as
     -----------------------
of July 10, 1998 among the Company, various Subsidiaries of the Company and the Collateral Agent, substantially in the form of Exhibit C to the First Amendment to this Agreement.

     U.S. Subsidiaries means any Subsidiary of the Company other than a Foreign
     -----------------
     Subsidiary.

     Welfare Plan means a "welfare plan", as such term is defined in Section
     ------------
     3(l) of ERISA.

                         This Agreement and the other Loan Documents are the
                    result of negotiations among and have been reviewed by counsel to the Agents, the Company, the Banks and the other parties thereto and are the products of all parties. Accordingly, they shall not be construed against the Agents or the Banks merely because of the Agents' or Banks' involvement in their preparation.

                                  Schedule II
                                  -----------

                                 See attached.

     SECTION 9 WARRANTIES.

     To induce the Issuing Bank to issue Letters of Credit and to induce the Agents and the Banks to enter into this Agreement and to induce the Banks to make and participate in Loans and purchase participations in Letters of Credit hereunder, Parent and the Company warrant to the Agents and the Banks (and, with respect to Sections 9.1 through 9.4, UR Canada warrants with respect to itself)
           ------------         ---
that:

     9.1  Organization, etc.  The Company is a corporation duly organized,
          -----------------
validly existing and in good standing under the laws of the State of Delaware; UR Canada is a corporation duly organized, validly existing and in good standing under the laws of the Province of Ontario and is a wholly-owned Subsidiary of the Company; each of Parent and each other Subsidiary is a duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and each of the Company, Parent and each Subsidiary is duly qualified to do business in each jurisdiction where the nature of its business makes such qualification necessary (except in those instances in which the failure to be qualified or in good standing does not have a Material Adverse Effect) and has full power and authority to own its property and conduct its business as presently conducted by it.

     9.2  Authorization; No Conflict.  The execution and delivery by each
          --------------------------
Borrower of this Agreement and each other Loan Document to which it is a party, the borrowings and obtaining of letters of credit hereunder, the execution and delivery by each other Loan Party of each Loan Document to which it is a party and the performance by each Borrower and each other Loan Party of its obligations under each Loan Document to which it is a party are within the corporate powers of each Borrower and each other Loan Party, have been duly authorized by all necessary corporate action (including any necessary shareholder action) on the part of each Borrower and each other Loan Party, have received all necessary governmental approval (if any shall be required), and do not and will not (a) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on either Borrower, any other Loan Party or any other Subsidiary, (b) contravene or conflict with, or result in a breach of, any provision of the Certificate or Articles of Incorporation, By-Laws or other organizational documents of either Borrower, any other Loan Party or any other Subsidiary or of any agreement, indenture, instrument or other document which is binding on either Borrower, any other Loan Party or any other Subsidiary or (c) result in, or require, the creation or imposition of any Lien on any property of either Borrower, any other Loan Party or any other Subsidiary (other than Liens arising under the Loan Documents).

     9.3  Validity and Binding Nature.  Each of this Agreement and each other
          ---------------------------
Loan Document to which the Company is a party is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; each of this Agreement and each other Loan Document to which UR Canada is a party is the legal, valid and binding obligation of UR Canada, enforceable against UR Canada in accordance with its terms; and each Loan Document to which any other Loan Party is a party is, or upon the execution and delivery thereof by such Loan Party will be, the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms.

     9.4  Information.  All information heretofore or contemporaneously herewith
          -----------
furnished in writing by Parent, either Borrower or any other Subsidiary to any Bank for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of Parent, either Borrower or any Subsidiary to any Bank pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances under which made (it being recognized by the Agents and the Banks that any projections and forecasts provided by Parent or any Subsidiary are based on good faith estimates and assumptions believed by Parent or such Subsidiary to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results).

     9.5  No Material Adverse Change.
          --------------------------

     (a) The audited consolidated financial statements of the Company and its Subsidiaries at December 31, 1997, copies of each of which have been delivered to each Bank, have been prepared in accordance with generally accepted accounting principles and present fairly the consolidated financial condition of the Company and its Subsidiaries taken as a whole as at such date and the results of their operations for the period then ended.

     (b) Since December 31, 1997, there has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Parent and its Subsidiaries taken as a whole.

     9.6  Litigation and Contingent Liabilities.
          -------------------------------------

                              No litigation (including derivative actions),
                         arbitration proceeding, labor controversy or
                         governmental investigation or proceeding is pending or, to Parent's knowledge, threatened against Parent or any Subsidiary which might reasonably be expected to have a Material Adverse Effect, except as set forth in
                         Schedule 9.6(a). Other than any liability incident to
                         ---------------
                         such litigation or proceedings, neither Parent nor any Subsidiary has any material contingent liabilities not listed in Schedule 9.6(a) or 9.6(b).
                                   ---------------    ------

                              Schedule 9.6(b) sets out descriptions of all
                              ---------------
                         arrangements existing on the Effective Date pursuant to which the Company or any Subsidiary may be required to pay any Contingent Payment.

     9.7  Ownership of Properties; Liens.  Except as set forth on Schedule 9.7,
          ------------------------------                          ------------
each of Parent and each Subsidiary owns good and marketable title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges and material claims (including material infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 10. 8.
                                                                 -----

     9.8  Subsidiaries.  The Company has no Subsidiaries except those listed in
          ------------
Schedule 9.8.
------------

     9.9  Pension and Welfare Plans.
          -------------------------

                              During the twelve-consecutive-month period prior
                         to the date of the execution and delivery of this Agreement or the making of any Loan hereunder, (i) no steps have been taken to terminate any Pension Plan and
                         (ii) no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(0 of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could result in the incurrence by Parent of any material liability, fine or penalty. Parent has no contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in
                         Part 6 of Subtitle B of Title I of ERISA.

                              All contributions (if any) have been made to any
                         Multiemployer Pension Plan that are required to be made by Parent or any other member of the Controlled Group under the terms of such Multiemployer Pension Plan or of any collective bargaining agreement or by applicable law; neither Parent nor any member of the Controlled Group has withdrawn or partially withdrawn from any Multiemployer Pension Plan, incurred any withdrawal liability with respect to any Multiemployer Pension Plan, or received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any Multiemployer Pension Plan, and no condition has occurred which, if continued, might result in a withdrawal or partial withdrawal from any Multiemployer Pension Plan; and neither Parent nor any member of the Controlled Group has received any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, that any Multiemployer Pension Plan is or has been funded at a rate less than that required under
                         Section 412 of the Code, that any Multiemployer Pension Plan is or may be terminated, or that any Multiemployer Pension Plan is or may become insolvent.

                              All contributions required under applicable law
                         have been made in respect of all pension plans of UR Canada and each of its

                         Subsidiaries and each such pension plan is fully funded on an ongoing and termination basis.

     9.10  Investment Company Act.  Neither Parent nor any Subsidiary is an
           ----------------------
"investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940.

     9.11  Public Utility Holding Company Act.  Neither Parent nor any
           ----------------------------------
Subsidiary is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935.

     9.12  Regulation U. The Company is not engaged principally, or as one of
           ------------
its important activities, in the business of purchasing or carrying Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

     9.13  Taxes.  Each of Parent and each Subsidiary has filed all tax returns
           -----
and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     9.14  Solvency, etc.  On the Effective Date (or, in the case of any
           -------------
Person which becomes a Loan Party after the Effective Date, on the date such Person becomes a Loan Party), and immediately prior to and after giving effect to the issuance of each Letter of Credit and each borrowing hereunder and the use of the proceeds thereof, (a) each of the Company's and each other Loan Party's assets will exceed its liabilities and (b) each of the Company and each other Loan Party will be solvent, will be able to pay its debts as they mature, will own property with fair saleable value greater than the amount required to pay its debts and will have capital sufficient to carry on its business as then constituted.

     9.15  Environmental Matters.  Parent conducts in the ordinary course
           ---------------------
of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its business, operations and properties, and as a result thereof Parent has reasonably concluded that, except as specifically disclosed in Schedule 9.15, such Environmental Laws and Environmental Claims could not,
   -------------
individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     9.16  Year 2000 Problem.  Parent and its Subsidiaries have reviewed the
           -----------------
areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by Parent and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999).

Based on such review and program, Parent reasonably believes that the "Year 2000 Problem" will not have a Material Adverse Effect.

     9.17  Senior Debt.  The obligations of the Company hereunder constitute
           -----------
"Senior Indebtedness" as such term is defined in the Senior Subordinated Indenture.

                                 Schedule III
                                 ------------

                                 See attached.

     SECTION 10 COVENANTS.

     Until the expiration or termination of the Commitments and thereafter until all obligations of the Borrowers hereunder and under the other Loan Documents are paid in full and all Letters of Credit have been terminated, Parent agrees that, unless at any time the Required Banks shall otherwise expressly consent in writing, it will:

     1O.1  Reports, Certificates and Other Information.  Furnish to the U.S.
           -------------------------------------------
Agent, the Canadian Agent and each Bank:

     10.1.1  Audit Report.  Promptly when available and in any event within 90
             ------------
days after the close of each Fiscal Year: (a) a copy of the annual audit report of Parent and its Subsidiaries for such Fiscal Year, including therein a consolidated balance sheet of Parent and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of Parent and its Subsidiaries for such Fiscal Year certified without qualification by Ernst & Young or other independent auditors of recognized standing selected by Parent and reasonably acceptable to the Required Banks, together with a written statement from such accountants to the effect that in making the examination necessary for the signing, of such annual audit report by such accountants, they have not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if they have become aware of any such event, describing it in reasonable detail; (b) consolidating balance sheets of Parent and its Subsidiaries as of the end of such Fiscal Year and consolidating statements of earnings for Parent and its Subsidiaries for such Fiscal Year, certified by the Chief Financial Officer or the Vice President, Finance of Parent; and (c) commencing with the Fiscal Year ending december 31, 1998, a copy of an annual agreed-upon procedures report on the equipment fleet of the Company and its Subsidiaries for such Fiscal Year as performed by the Company's independent auditors.

     10.1.2  Quarterly Reports.  Promptly when available and in any event
             -----------------
within 45 days after the end of each Fiscal Quarter (except the last Fiscal Quarter) of each Fiscal Year, consolidated and consolidating balance sheets of Parent and its Subsidiaries as of the end of such Fiscal Quarter, together with consolidated and consolidating statements of earnings and consolidated statements of cash flow for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter, certified by the Chief Financial Officer or the Vice President, Finance of Parent.

     10.1.3  Monthly Reports.  Promptly when available and in any event within
             ---------------
30 days after the end of each of the first two months of each Fiscal Quarter, consolidated balance sheets of Parent and its Subsidiaries as of the end of such month, together with consolidated statements of earnings for such month and for the period beginning with the first day of the Fiscal Year and ending on the last day of such month, certified by the Chief Financial Officer or the Vice President, Finance of Parent.

          10.1.4  Compliance Certificates.  Contemporaneously with the
                  -----------------------
furnishing of a copy of each annual audit report pursuant to Section 1O.1.1
                                                             --------------
and of each set of quarterly statements pursuant to Section 10.1.2, (a) a duly
                                                    --------------
completed compliance certificate in the form of Exhibit B, with appropriate
                                                ---------
insertions, dated the date of such annual report or such quarterly statements and signed by the Chief Financial Officer or the Vice President, Finance of Parent, containing a computation of each of the financial ratios and restrictions set forth in Section 10.6 and to the effect that such officer has
                          ------------
not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it; and (b) an updated organizational chart listing all Subsidiaries and the locations of their businesses.

          10.1.5  Reports to SEC and to Shareholders.  Promptly upon the filing
                  ----------------------------------
or sending thereof, copies of all regular, periodic or special reports of Parent or any Subsidiary filed with the SEC (excluding exhibits thereto, provided that Parent shall promptly deliver any such exhibit to the Agent or any Bank upon request therefor); copies of all registration statements of Parent or any Subsidiary filed with the SEC (other than on Form S-8); and copies of all proxy statements or other communications made to security holders generally concerning material developments in the business of Parent or any Subsidiary.

          10.1.6  Notice of Default, Litigation and ERISA Matters.
                  -----------------------------------------------
Immediately upon becoming aware of any of the following, written notice describing the same and the steps being taken by Parent or the Subsidiary affected thereby with respect thereto:

                  (a) the occurrence of an Event of Default or an Unmatured Event of Default;

                  (b) any litigation, arbitration or governmental investigation or proceeding not previously disclosed by Parent to the Lenders which has been instituted or, to the knowledge of Parent, is threatened against Parent or any Subsidiary or to which any of the properties of any thereof is subject which, if adversely determined, might reasonably be expected to have a Material Adverse Effect;

                  (c) the institution of any steps by any member of the Controlled Group or any other Person to terminate any Pension Plan, or the failure of any member of the Controlled Group to make a required contribution to any Pension Plan (if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA) or to any Multiemployer Pension Plan, or the taking of any action with respect to a Pension Plan which could result in the requirement that Parent furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan or Multiemployer Pension Plan which could result in the incurrence by any member of the Controlled Group of any material liability, fine or penalty (including any claim or demand for withdrawal liability or partial withdrawal from any Multiemployer Pension Plan), or any material increase in the contingent liability of Parent with respect to any post-retirement Welfare Plan benefit, or any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of an excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent;

                  (d) any cancellation (without replacement) or material change in any insurance maintained by Parent or any Subsidiary;

                  (e) any event (including any violation of any Environmental Law or the assertion of any Environmental Claim) which might reasonably be expected to have a Material Adverse Effect; or

                  (f) any setoff, claims (including, with respect to the environmental claims) withholdings or other defenses to which any of the collateral granted under any Collateral Document, or the Banks' rights with respect to any such collateral, are subject.

          10.1.7  Subsidiaries.  Promptly upon any change in the list of its
                  ------------
Subsidiaries, a written report of such change.

          10.1.8  Management Reports.  Promptly upon the request of either Agent
                  -------------------
or any Bank, copies of all detailed financial and management reports submitted to Parent by independent auditors in connection with each annual audit made by such auditors of the books of Parent.

          10.1.9  Projections.  As soon as practicable and in any event within
                  -----------
60 days after the commencement of each Fiscal Year, financial projections for Parent and its Subsidiaries for such Fiscal Year prepared in a manner consistent with those projections delivered by the Company to the Banks prior to the Effective Date or otherwise in a manner satisfactory to the U.S. Agent.

          10.1.10 Other Information.  From time to time such other information
                  ------------------
concerning Parent and its Subsidiaries as any Bank or either Agent may reasonably request.

          10.2  Books, Records and Inspections.  Keep, and cause each Subsidiary
                ------------------------------
to keep, its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP; permit, and cause each Subsidiary to permit, any Bank or either Agent or any representative thereof to inspect the properties and operations of Parent and of such Subsidiary; and permit, and cause each Subsidiary to permit, at any reasonable time and with reasonable notice (or at any time without notice if an Event of Default exists), any Bank or either Agent or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and Parent hereby authorizes such independent auditors to discuss such financial matters with any Bank or either Agent or any representative thereof whether or not any representative of Parent or any Subsidiary is present), and to examine (and, at the expense of Parent or the applicable Subsidiary, photocopy extracts from) any of its books or other corporate records.

          10.3  Insurance.  Maintain, and cause each Subsidiary to maintain,
                ---------
with responsible insurance companies, such insurance as may be required by any law or governmental regulation or court decree or order applicable to it and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated; and, upon request of either Agent or any Bank, furnish to such Agent or such Bank a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by Parent and its Subsidiaries.

          10.4  Compliance with Laws; Payment of Taxes and Liabilities. (a)
                ------------------------------------------------------
Comply, and cause each Subsidiary to comply, in all material respects with all applicable laws (including Environmental Laws), rules, regulations, decrees, orders, judgments, licenses and permits; and (b) pay, and cause each Subsidiary to pay, prior to delinquency, all taxes and other governmental charges against it or any of its property, as well as claims of any kind which, if unpaid, might become a Lien on any of its property; provided, however, that the foregoing
                                      --------  -------
shall not require Parent or any Subsidiary to pay any such tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP.

          10.5  Maintenance of Existence, etc.  Maintain and preserve, and
                -----------------------------
 (subject to Section 10.11) cause each Subsidiary to maintain and preserve, (a)
             -------------
its existence and good standing in the jurisdiction of its incorporation and (b) its qualification and good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary (except in those instances in which the failure to be qualified or in good standing does not have a Material Adverse Effect).

          10.6  Financial Covenants.
                -------------------

                10.6.1  Minimum Net Worth.  Not permit its Net Worth at the
                        -----------------
          end of any month to be less than the sum of (a) U.S.$45,000,000 plus
                                                                          ----
          (b) 75% of the sum of Consolidated Net Income plus any extraordinary gains during the period beginning on October 1, 1997 and ending on the last day of the most recently-ended Fiscal Quarter (provided that, if
                                                              --------
          the sum of Consolidated Net Income plus any extraordinary gains is less than zero for any Fiscal Quarter, for purposes of this Section
                                                                      -------
          10.6.1 such sum will be deemed to have been zero for such quarter)
          ------
          plus (c) 100% of the net proceeds of any equity (including the QuIPS
          ----
          Preferred Securities) issued by Parent or any of its Subsidiaries (on a consolidated basis) after October 1, 1997.

                10.6.2  Maximum Leverage.  Not permit the ratio of (i) Funded
                        ----------------
          Debt to (ii) Funded Debt plus Net Worth to exceed 0.65 to 1.0 at any
                                   ----
          time.

                10.6.3  Minimum Interest Coverage Ratio.  Not permit the
                        -------------------------------
          Interest Coverage Ratio for any Computation Period to be less than the applicable ratio set forth below:

           COMPUTATION                           INTEREST
          PERIOD ENDING:                      COVERAGE RATIO
          -------------                       --------------
          3/31/98 through 12/31/98            1.50 to 1.0
          3/31/99 through 12/31/99            1.75 to 1.0
          3/31/2000 and thereafter            2.00 to 1.0

          10.6.4  Funded Debt to Cash Flow Ratio.  Not permit the Funded Debt
                  ------------------------------
     to Cash Flow Ratio as of the last day of any Fiscal Quarter to exceed 4.5 to 1.0.

          10.6.5  Senior Debt to Tangible Assets.  Not permit the ratio of (i)
                  ------------------------------
     Senior Debt to (ii) Tangible Assets to exceed 1.0 to 1.0 at any time.

          10.6.6  Senior Debt to Cash Flow Ratio.  Not permit the ratio of (i)
                  ------------------------------
     Senior Debt to (ii) Cash Flow as of the last day of any Fiscal Quarter to exceed 3.0 to 1.0.

     10.7 Limitations on Debt.  Not, and not permit any Subsidiary to, create,
          -------------------
incur, assume or suffer to exist any Debt, except:

     (a) obligations hereunder, under the other Loan Documents, under the Term Loan Agreement and under the other "Loan Documents" as defined in the Term Loan Agreement;

     (b) unsecured Debt of the Company (excluding Contingent Payments and Seller Subordinated Debt); provided that the aggregate principal amount of
                                --------
     all such unsecured Debt (other than Holdbacks) shall not at any time exceed a Dollar Equivalent amount equal to U.S.$10,000,000;

     (c) Debt of the Company or any Subsidiary in respect of Capital Leases or arising in connection with the acquisition of equipment that, in each case, either is identified in Schedule 10.7(c) or is incurred, or assumed in
                             ----------------
     connection with an asset purchase permitted by Section 1O.11, after the
                                                    -------------
     date hereof (it being understood that for purposes of this Section 10.7
                                                                ------------
     Debt of any Person which becomes a Subsidiary after the date hereof shall be deemed to be incurred, and equipment of such Person shall be deemed to be acquired, on the date such Person becomes a Subsidiary so long as such Debt is not incurred in contemplation of such Person becoming a Subsidiary), and refinancings of any such Debt so long as the terms applicable to such refinanced Debt are no less favorable to the Company or the applicable Subsidiary than the terms in effect immediately prior to such refinancing, provided that the aggregate amount of all such Debt at
                       --------
     any time outstanding shall not exceed a Dollar Equivalent amount equal to U.S.$30,000,000;

     (d) Debt of Subsidiaries owed to the Company; provided that the aggregate amount of all such Debt of Foreign Subsidiaries owed to the Company shall not (i) at any time prior to January 1, 1999, exceed 15% of the consolidated assets of the Company and its Subsidiaries and (ii) at any time on or after January 1, 1999, exceed 10% of the consolidated assets of the Company and its Subsidiaries;

     (e)  unsecured Debt of the Company to Subsidiaries;

     (f)  Subordinated Debt; provided that the aggregate principal amount of all
                             --------
     Seller Subordinated Debt at any time outstanding shall not exceed a Dollar Equivalent amount of U.S.$15,000,000;

     (g) other Debt of the Company or any Subsidiary, not of a type described in clause (c), outstanding on the date hereof and listed in Schedule
        ----------                                               --------
     10.7(g);
     -------

     (h)  Contingent Payments, provided that the Company shall not, and shall
                               --------
     not permit any Subsidiary to, incur any obligation to make Contingent Payments the maximum possible amount of which exceeds a Dollar Equivalent amount of U.S.$25,000,000 in the aggregate for all Contingent Payments at any time outstanding; and

     (i)  the QuIPS Debentures, the QuIPS Preferred Securities and a guaranty of the QuIPS Preferred Securities by Parent (provided that such guaranty is subordinated to the obligations of Parent under the Parent Guaranty), provided that (v) the net proceeds received by Parent pursuant thereto are
     --------
     promptly invested in the Company, (w) the interest rate on the QuIPS Debentures is not more than 8% per annum, (x) neither the aggregate principal amount of the QuIPS Debentures nor the liquidation preference of the QuIPS Preferred Securities shall at any time exceed $400,000,000, (y) no Event of Default or Unmatured Event of Default shall exist at the time of issuance thereof or will result from such issuance and (z) prior to the issuance thereof, Parent shall have delivered to the Agent a certificate demonstrating that, after giving effect to such issuance, Parent will be in pro forma compliance with the covenants set forth in Section 10.6.
                                                          ------------

     For purposes of clause (h) above, a Contingent Payment shall be deemed to
                     ----------
be "outstanding" from the time that the Company or any Subsidiary enters into the agreement containing the obligation to make such Contingent Payment until such time as either such Contingent Payment has been made in full or it has become certain that such Contingent Payment will never have to be made.

     10.8 Liens.  Not, and not permit any Subsidiary to, create or permit to
          -----
exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except:

     (a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves;

     (b) Liens arising in the ordinary course of business (such as (i) Liens of carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and (ii) Liens incurred in connection with worker's compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds, bids, performance bonds and similar obligations) for sums not overdue or being contested in good faith by appropriate proceedings and not involving any deposits or advances or borrowed money or the deferred purchase price of property or services, and, in each case, for which it maintains adequate reserves;

     (c)   Liens identified in Schedule 10.8;
                               -------------

     (d)   Liens securing Debt permitted by clause (c) of Section 10.7 (and
                                            ----------    ------------
     attaching only to the property being leased (in the case of Capital Leases) or the purchase price for which was or is being financed by such Debt (in the case of other Debt));

     (e) attachments, appeal bonds, judgments and other similar Liens, for sums not exceeding a Dollar Equivalent amount of U.S.$250,000 arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

     (f) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of the Company or any Subsidiary; and

     (g) Liens arising under the Loan Documents and Liens securing Debt permitted by clause (a) of Section 10.7.
                  ----------    ------------

     10.9  Asset Sales.  Not later than one Business Day prior to the date on
           -----------
which the Company would be required to make, or offer to make, or give any notice of, any prepayment of Subordinated Debt (other than Seller Subordinated
Debt) as a result of any sale or other disposition of assets, make a prepayment of the Loans by an amount at least equal to the amount which otherwise would be required to be applied to repay such Subordinated Debt.

     10.10 Restricted Payments.  Not, and not permit any Subsidiary to, (a)
           ------------------
declare or pay any dividends on any of its capital stock (other than stock dividends), (b) purchase or redeem any such stock or any warrants, units, options or other rights in respect of such stock, (c) make any other distribution to shareholders, (d) prepay, purchase, defease or redeem any Subordinated Debt, (e) make any payment of principal of or interest on, or acquire, redeem or otherwise retire, or make any other distribution in respect of, any of the QuIPS Debentures or the QuIPS Preferred Securities or (f) set aside funds for any of the foregoing; provided that (i) any Subsidiary of the
                                      --------
Company may declare and pay dividends to the Company or to any other wholly-owned Subsidiary of the Company; (ii) after the Restructuring, the Company may declare and pay dividends to Parent to the extent necessary to enable Parent to pay its taxes, accounting, legal and corporate overhead expenses

(including all SEC and stock exchange fees and expenses), the payables described in Section 10.23 and the Investments in the QuIPS Trust described in Section
   -------------                                                     -------
10.23; (iii) the QuIPS Trust may make a distribution of Parent's common stock
-----
pursuant to the terms of the QuIPS Preferred Securities or the QuIPS Debentures;
(iv) so long as no Event of Default or Unmatured Event of Default exists or would result therefrom, (A) Parent may make payments on the QuIPS Debentures and permit the QuIPS Trust to make corresponding distributions on the QuIPS Preferred Securities in accordance with the terms set forth in the QuIPS Term Sheet and (B) the Company may declare and pay dividends to Parent in the amount necessary for Parent to make such payments; and (v) so long as (x) no Event of Default or Unmatured Event of Default exists or would result therefrom and (y) the aggregate amount of all purchases of stock, warrants or units since October 1, 1997 does not exceed a Dollar Equivalent amount of U.S.$12,000,000, Parent may purchase its common stock or warrants, or units issued in respect thereof, from time to time on terms consistent with those set forth under the heading "Certain Agreements Relating to the Outstanding Securities" in the Company's Private Placement Memorandum dated September 12, 1997.

     10.11 Mergers, Consolidations, Amalgamations, Sales.  Not, and not permit
           ---------------------------------------------
any Subsidiary to, be a party to any merger, consolidation or amalgamation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or, except in the ordinary course of its business (including sales of equipment consistent with industry practice), sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign with or without recourse any receivables, except for (a) any such merger or consolidation, amalgamation, sale, transfer, conveyance, lease or assignment of or by any wholly-owned Subsidiary of the Company into the Company or into, with or to any other wholly-owned Subsidiary of the Company; (b) any such purchase or other acquisition by the Company or any wholly-owned Subsidiary of the Company of the assets or stock of any wholly-owned Subsidiary of the Company, (c) any such purchase or other acquisition (including pursuant to a merger) by the Company or any wholly-owned Subsidiary of the Company of the assets or stock of any other Person where (1) such assets (in the case of an asset purchase) are for use, or such Person (in the case of a stock purchase) is engaged, solely in the equipment rental and related businesses; (2) immediately before and after giving effect to such purchase or acquisition, no Event of Default or Unmatured Event of Default shall have occurred and be continuing; and (3) either (i) the aggregate consideration to be paid by Parent and its Subsidiaries (including any Debt assumed or issued in connection therewith, the amount thereof to be calculated in accordance with GAAP, but excluding any capital stock of or other equity interest in Parent which is part of such consideration) in connection with such purchase or other acquisition (or any series of related acquisitions) is less than a Dollar Equivalent amount of U.S.$40,000,000 or (ii) (x) Parent is in pro forma compliance with all the financial ratios and restrictions set forth in Section 10.6 and (y) unless after giving effect to such purchase or
         ------------
acquisition the pro forma Funded Debt to Cash Flow Ratio will be less than 1.25
                --- -----
to 1.0, the Required Banks have consented to such purchase or acquisition; and
(d) sales and dispositions of assets (including the stock of Subsidiaries) so long as the net book value of all assets sold or otherwise disposed of in any Fiscal Year does not exceed 5% of the net book value of the consolidated assets of Parent and its Subsidiaries as of the last day of the preceding Fiscal Year.

     10.12 Modification of Certain Documents.  Not permit the Certificate or
           ---------------------------------
Articles of Incorporation, By-Laws or other organizational documents of Parent or any Subsidiary, or the Senior Subordinated Indenture or any other document evidencing or setting forth the terms applicable to any Subordinated Debt, to be amended or modified in any way which might reasonably be expected to materially adversely affect the interests of the Banks.

     10.13 Use of Proceeds.  Use the proceeds of the Loans, and the Letters of
           ---------------
Credit, solely to finance the Company's working capital, for acquisitions permitted by Section 10.11, for capital expenditures and for other general
             -------------
corporate purposes; and not use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying" any Margin Stock.

     10.14 Further Assurances.  Take, and cause each Subsidiary to take, such
           ------------------
actions as are necessary or as either Agent or the Required Banks may reasonably request from time to time (including the execution and delivery of guaranties, security agreements, pledge agreements, financing statements and other documents, the filing or recording of any of the foregoing, and the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession) to ensure that (i) the obligations of the Company hereunder and under the other Loan Documents are secured by substantially all of the assets (other than real property) of the Company and guaranteed by all of the U.S. Subsidiaries (including, promptly upon the acquisition or creation thereof, any U.S. Subsidiary acquired or created after the date hereof) by execution of a counterpart of the U.S. Guaranty (provided that the QuIPS Trust shall have no obligation to execute the U.S. Guaranty), and (ii) the obligations of each U.S. Subsidiary (other than the QuIPS Trust) under the U.S. Guaranty are secured by substantially all of the assets (other than real property) of such U.S. Subsidiary, (iii) the obligations of UR Canada hereunder and under the other Loan Documents are secured by substantially all of the assets (other than real property) of UR Canada and guaranteed by all of the Canadian Subsidiaries (including, promptly upon the acquisition or creation thereof, any Candian Subsidiary acquired or created after the date hereof) by execution of a Candaian Guaranty and (iv) the obligations of each Canadian Subsidiary under its Canadian Guaranty are secured by substantially all assets (other than real property) of such Canadian Subsidiary. In addition, (a) upon the occurrence of any Event of Default or Unmatured Event of Default and the request of U.S. Banks having Percentages aggregating 80% or more, the Company will cause each Canadian Subsidiary to guaranty all of the obligations of the Company hereunder and to take all actions necessary so that the obligations of such Canadian Subsidiary under such guaranty are secured by substantially all of the assets (other than real property) of such Canadian Subsidiary (it being understood that, at the request of the Company at any time thereafter when no Event of Default or Unmatured Event of Default exists, such guaranties and collateral security shall be released); and (b) on the date of the Restructuring, Parent shall issue an unconditional guaranty of all obligations of the Company hereunder (such guaranty, the "Parent Guaranty "), which guaranty shall contain an undertaking
               ---------------
by Parent to comply with and perform the covenants set forth in this Section 10.
                                                                     ----------

     10.15 Transactions with Affiliates.  Not, and not permit any Subsidiary to,
           ----------------------------
enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its other

Affiliates (other than the Company and its Subsidiaries) which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates.

     10.16 Employee Benefit Plans.  Maintain, and cause each Subsidiary to
           ----------------------
maintain, each Pension Plan and each Canadian pension plan in substantial compliance with all applicable requirements of law and regulations.

     10.17 Environmental Laws.  Conduct, and cause each Subsidiary to conduct,
           ------------------
its operations and keep and maintain its property in compliance with all Environmental Laws (other than Immaterial Laws).

     10.18 Unconditional Purchase Obligations.  Not, and not permit any
           -----------------------------------
Subsidiary to, enter into or be a party to any contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services; provided that the foregoing shall not prohibit the Company or any Subsidiary from entering into options for the purchase of particular assets or businesses.

     10.19 Inconsistent Agreements.  Not, and not permit any Subsidiary to,
           -----------------------
enter into any agreement containing any provision which (a) would be violated or breached by any borrowing, or the obtaining of any Letter of Credit, by the Company hereunder or by the performance by Parent or any Subsidiary of any of its obligations hereunder or under any other Loan Document or (b) would prohibit the Company or any Subsidiary of the Company from granting to the Collateral Agent or either Agent, for the benefit of the Banks, a Lien on any of its assets.

     10.20 Business Activities.  Not, and not permit any Subsidiary to, engage
           -------------------
in any line of business other than the equipment rental business and businesses reasonably related thereto.

     10.21 Advances and Other Investments.  Not, and not permit any Subsidiary
           ------------------------------
to, make, incur, assume or suffer to exist any Investment in any other Person, except (without duplication) the following:

     (a) equity Investments existing on the Effective Date in wholly-owned Subsidiaries of the Company identified in Schedule 9.8;
                                               ------------

     (b) equity Investments in Subsidiaries of the Company acquired after the Effective Date in transactions permitted as acquisitions of stock or assets pursuant to Section 1O.11;
                 -------------

     (c) in the ordinary course of business, contributions by the Company to the capital of any of its Subsidiaries, or by any such Subsidiary to the capital of any of its Subsidiaries;

     (d) in the ordinary course of business, Investments by the Company in any Subsidiary of the Company or by any of the Subsidiaries of the Company in the Company, by way of intercompany loans, advances or guaranties, all to the extent permitted by Section 10.7;
                             ------------

     (e)   Suretyship Liabilities permitted by Section 10.7;
                                               ------------

     (f) good faith deposits made in connection with prospective acquisitions of stock or assets permitted by Section 10.11;
                                     -------------

     (g) loans to officers and employees not exceeding (i) a Dollar Equivalent amount of U.S.$100,000 in the aggregate to any single individual or (ii) a Dollar Equivalent amount of U.S.$300,000 in the aggregate for all such individuals,

     (h)   Investments by Parent in the Company;

     (i)   other Investments by Parent permitted by Section 10.23; and
                                                    -------------

     (j)   Cash Equivalent Investments;

provided, however, that (x) any Investment which when made complies with the
--------  -------
requirements of the definition of the term "Cash Equivalent Investment" may
                                            --------------------------
continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; (y) no Investment otherwise permitted by clause (b), (c), (d), (e), (f) or (g) shall be permitted to be made if,
   ----------  ---  ---  ---  ---    ---
immediately before or after giving effect thereto, any Event of Default or Unmatured Event of Default shall have occurred and be continuing; and (z) the aggregate principal amount of Investments by the Company in Foreign Subsidiaries pursuant to clauses (b), (c), (d), (e), and (f) plus, without duplication, the
            -----------  ---  ---  ---      ---
aggregate amount of all Canadian Loans shall not (i) at any time prior to January 1, 1999, exceed 15% of the consolidated assets of Parent and its Subsidiaries and (ii) at any time on or after January 1, 1999, exceed 10% of the consolidated assets of Parent and its Subsidiaries.

     10.22 Location of Assets.  Not permit (a) at any time prior to January 1,
           ------------------
1999, more than 15% of the consolidated assets of Parent and its Subsidiaries to be owned by Foreign Subsidiaries and (b) at any time on or after January 1, 1999, more than 10% of the consolidated assets of Parent and its Subsidiaries to be owned by Foreign Subsidiaries.

     10.23 Activities of Parent.  Not, at any time after the occurrence of the
           --------------------
Restructuring, engage in any business other than ownership of the Company and the QuIPS Trust and activities reasonably related thereto (including the incurrence of Debt permitted by Section 10.7 and the incurrence of unsecured
                                ------------
trade obligations in respect of goods to be delivered and services to be performed for the benefit of, and unsecured lease obligations incurred for the benefit of, Subsidiaries). Without limiting the foregoing, Parent will not (a) incur any Debt other than the QuIPS Debentures, the QuIPS Preferred Securities and the Parent Guaranty, (b) make any Investments other than (i) Investments in the Company and (ii) Investments in the QuIPS Trust in an amount not exceeding U.S.

$12,000,000, (c) grant any Liens on any of its assets or (d) permit any amendment to or modification of the QuIPS Debentures, the QuIPS Preferred Securities or the Indenture for the QuIPS Debentures which, in any such case, is adverse to the interests of the Lenders. Notwithstanding the foregoing, Parent may become a party to the USR Merger Agreement.

                                  Schedule IV
                                  -----------

                                 See attached.

     SECTION 12 EVENTS OF DEFAULT AND THEIR EFFECT.

     12.1   Events of Default.  Each of the following shall constitute an Event
            -----------------
of Default:

     12.1.1 Non-Payment of the Loans, etc.  Default in the payment when due of
            -----------------------------
the principal of any Loan; or default, and continuance thereof for five days, in the payment when due of any interest fee, reimbursement obligation with respect to any Letter of Credit or other amount payable by either Borrower hereunder or under any other Loan Document.

     12.1.2 Non-Payment of Other Debt.  Any default shall occur under the terms
            -------------------------
applicable to any Debt of Parent or any Subsidiary (excluding Holdbacks) in an aggregate amount (for all such Debt so affected) exceeding a Dollar Equivalent amount of U.S. $5,000,000 and such default shall (a) consist of the failure to pay such Debt when due (subject to any applicable grace period), whether by acceleration or otherwise, or (b) accelerate the maturity of such Debt or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable prior to its expressed maturity; or any default of the type referred to in clause (a) or (b) above
                                                    ----------    ---
shall occur under the terms of any Holdback owed by the Company or any Subsidiary in an aggregate amount (for all Holdbacks so affected) exceeding a Dollar Equivalent amount of U.S. $10,000,000, provided that no amount payable in
                                              --------
respect of any Holdback shall be deemed to be in default to the extent that the obligation to pay such amount is being contested by the Company or the applicable Subsidiary in good faith and by appropriate proceedings and appropriate reserves have been set aside in respect of such amount.

     12.1.3 Other Material Obligations.  Default in the payment when due, or in
            --------------------------
the performance or observance of, any material obligation of, or condition agreed to by, Parent or any Subsidiary with respect to any material purchase or lease of goods or services where such default, singly or in the aggregate with other such defaults might reasonably be expected to have a Material Adverse Effect (except only to the extent that the existence of any such default is being contested by Parent or such Subsidiary in good faith and by appropriate proceedings and appropriate reserves have been made in respect of such default).

     12.1.4 Bankruptcy, Insolvency, etc.  Parent or any Subsidiary becomes
            ---------------------------
insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or Parent or any Subsidiary applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for Parent or such Subsidiary or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Parent or any Subsidiary or for a substantial part of the property of any thereof and is not discharged within 60 days or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding (except the voluntary dissolution, not under any bankruptcy or insolvency law, of any Subsidiary other than the Company or UR Canada), is commenced in respect of Parent or any Subsidiary, and if such case or proceeding is not commenced by Parent or such Subsidiary, it is consented to or acquiesced in by Parent or such Subsidiary, or remains for 60 days undismissed;

or Parent or any Subsidiary takes any corporate action to authorize, or in furtherance of, any of the foregoing.

     12.1.5  Non-Compliance with Provisions of This Agreement. (a) Failure by
             ------------------------------------------------
Parent to comply with or to perform any covenant set forth in Sections 10.5
                                                              -------------
through 10.13, 10.15 or 10.16; or (b) failure by Parent or the Company to
        -----  -----    -----
comply with or to perform any other provision of this Agreement (and not constituting an Event of Default under any of the other provisions of this
Section 12) and continuance of such failure described in this clause (b) for 30
----------                                                    ----------
days (or, in the case of Section 10.14, five Business Days) after notice thereof
                         -------------
to the Company from the Agent, any Bank or the holder of any Note.

     12.1.6  Warranties.  Any warranty made or deemed made by either Borrower
             ----------
herein is breached or is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by Parent or either Borrower to either Agent or any Bank in connection herewith is false or misleading in any material respect on the date as of which the facts therein set forth are (or are deemed) stated or certified.

     12.1.7  Pension Plans. (i) Institution of any steps by Parent or any other
             -------------
Person to terminate a Pension Plan if as a result of such termination Parent could be required to make a contribution to such Pension Plan, or could incur a liability or obligation to such Pension Plan, in excess of U.S.$5,000,000; (ii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA; or (iii) there shall occur any withdrawal or partial withdrawal from a Multiemployer Pension Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Pension Plans as a result of such withdrawal (including any outstanding withdrawal liability that Parent and the Controlled Group have incurred on the date of such withdrawal) exceeds U.S.$5,000,000.

     12.1.8  Judgments.  Final judgments which exceed an aggregate Dollar
             ---------
Equivalent amount of U.S.$5,000,000 shall be rendered against Parent or any Subsidiary and shall not have been paid, discharged or vacated or had execution thereof stayed pending appeal within 30 days after entry or filing of such judgments.

     12.1.9  Invalidity of U.S. Guaranty, etc.  Any Guaranty shall cease to be
             --------------------------------
in full force and effect with respect to any applicable Subsidiary, any applicable Subsidiary shall fall (subject to any applicable grace period) to comply with or to perform any applicable provision of the applicable Guaranty, or any Subsidiary (or any Person by, through or on behalf of such Subsidiary) shall contest in any manner the validity, binding, nature or enforceability of the applicable Guaranty with respect to such Subsidiary.

     12.1.1O Invalidity of Collateral Documents, etc.  Any Collateral Document
             ---------------------------------------
shall cease to be in full force and effect with respect to the Company or any Subsidiary, the Company or any Subsidiary shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of any Collateral Document to which such entity is a party, or the Company or

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any Subsidiary (or any Person by, through or on behalf of the Company or such
Subsidiary) shall contest in any manner the validity, binding nature or enforceability of any Collateral Document.

     12.1.11  Change in Control. (a) Any Person or group of Persons (within
              ------------------
the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, but excluding the executive managers of the Company as of the Effective Date) shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of 25% or more of the outstanding shares of common stock of Parent;
(b) during any 24-month period, individuals who at the beginning of such period constituted Parent's Board of Directors (together with any new directors whose election by Parent's Board of Directors or whose nomination for election by Parent's shareholders was approved by a vote of at least two-thirds of the directors who either were directors at beginning of such period or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Parent; (c) a period of 30 consecutive days shall have elapsed during which any two of the individuals named in Schedule 12.1.11 shall have ceased to hold executive offices with
         ----------------
Parent at least equal in seniority to their present offices, as set out in such
Schedule 12.1.11, excluding any such individual who has been replaced by another
----------------  ---------
individual or individuals reasonably satisfactory to the Required Banks (it being understood that any such replacement individual shall be deemed added to
Schedule 12.1.11 on the date of approval thereof by the Required Banks); (d) any
----------------
"Change of Control" shall occur under, and as defined in, the Senior Subordinated Indenture; or (e) at any time after the date of the Restructuring, the Company shall cease to be a direct, wholly-owned Subsidiary of Parent.

     12.1.12  Invalidity of Parent Guaranty, etc.  The Parent Guaranty shall
              ----------------------------------
cease to be in full force and effect at any time after the Restructuring, Parent shall fail (subject to any applicable grace period) to comply with or to perform any provision of the Parent Guaranty, or Parent (or any Person by, through or on behalf of Parent) shall contest in any manner the validity, binding nature or enforceability of the Parent Guaranty.

     12.2  Effect of Event of Default.  If any Event of Default described in
           --------------------------
Section 12.1.4 shall occur, the Commitments (if they have not theretofore
--------------
terminated) shall immediately terminate and the Notes and all other obligations hereunder shall become immediately due and payable and the Company shall become immediately obligated to deliver to the U.S. Agent cash collateral in an amount equal to the outstanding face amount of all Letters of Credit, all without presentment, demand, protest or notice of any kind; and, if any other Event of Default shall occur and be continuing, the U.S. Agent (upon written request of the Required Banks) shall declare the Commitments (if they have not theretofore terminated) to be terminated and/or declare all Notes and all other obligations hereunder to be due and payable and/or demand that the Company immediately deliver to the U.S. Agent cash collateral in an amount equal to the outstanding face amount of all Letters of Credit, whereupon the Commitments (if they have not theretofore terminated) shall immediately terminate and/or all Notes and all other obligations hereunder shall become immediately due and payable and/or the Company shall immediately become obligated to deliver to the U.S. Agent cash collateral in an amount equal to the face amount of all Letters of Credit, all without presentment, demand, protest or notice of any kind. The U.S. Agent shall promptly advise the Borrowers of any

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such declaration, but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, the effect as an Event of Default of any event described in Section 12.1.1 or Section 12.1.4 may be waived by the
                       --------------    --------------
written concurrence of all of the Banks, and the effect as an Event of Default of any other event described in this Section 12 may be waived by the written
                                     ----------
concurrence of the Required Banks. Any cash collateral delivered hereunder shall be held by the U.S. Agent (without liability for interest thereon) and applied to obligations arising in connection with any drawing under a Letter of Credit. After the expiration or termination of all Letters of Credit, such cash collateral shall be applied by the U.S Agent to any remaining obligations hereunder and any excess shall be delivered to the Company or as a court of competent jurisdiction may elect.

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